TCW Galileo
Funds, Inc.

This prospectus tells you about the Class I shares of six of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the Funds in this Prospectus as the Galileo International Funds.


TCW Galileo Asia Pacific Equities Fund

TCW Galileo Emerging Markets Equities Fund

TCW Galileo Emerging Markets Income Fund

TCW Galileo European Equities Fund

TCW Galileo Japanese Equities Fund

TCW Galileo Select International Equities Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


March 1, 2001

[LOGO]

TABLE OF CONTENTS

                                                          Page
General Fund Information

Investment Objectives and Principal Strategies..........    3

Principal Risks.........................................    4

Performance Summary.....................................    5

Fund Expenses...........................................    9

Expense Example.........................................   10

TCW Galileo Asia Pacific Equities Fund

Investment Objectives/Approach..........................   11

Main Risks..............................................   12

TCW Galileo Emerging Markets Equities Fund

Investment Objectives/Approach..........................   13

Main Risks..............................................   15

TCW Galileo Emerging Markets Income Fund

Investment Objectives/Approach..........................   16

Main Risks..............................................   17

TCW Galileo European Equities Fund

Investment Objectives/Approach..........................   18

Main Risks..............................................   19

TCW Galileo Japanese Equities Fund

Investment Objectives/Approach..........................   20

Main Risks..............................................   21

TCW Galileo Select International Equities Fund

Investment Objectives/Approach..........................   22

Main Risks..............................................   23

Risk Considerations.....................................   24

Management of the Funds.................................   30

Multiple Class Structure................................   32

Your Investment

Account Policies and Services...........................   33

To Open an Account/To Add to an Account.................   35

To Sell or Exchange Shares..............................   36

Distributions and Taxes.................................   37

Financial Highlights....................................   38

For More Information....................................   44

General Fund Information

Investment Objectives and Principal Strategies

All of the Galileo International Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

TCW Galileo Funds, Inc.                           Investment Objective             Principal Investment Strategies
TCW Galileo Asia Pacific Equities Fund            Long-term capital appreciation   Invests in equity securities of companies in
                                                                                   the Asia Pacific Region, except Australia,
                                                                                   Japan and New Zealand, or securities
                                                                                   convertible into such equity securities.
TCW Galileo Emerging Markets Equities Fund        Long-term capital appreciation   Invests in equity securities of companies in
                                                                                   emerging market countries around the world.
TCW Galileo Emerging Markets Income Fund          High total return from current   Invests in debt securities issued by Emerging
                                                  income and capital appreciation  Market Country governments or their agencies or instrumentalities or private
                                                                                   corporate issuers.
TCW Galileo European Equities Fund                Long-term capital appreciation   Invests in equity securities issued by
                                                                                   European companies.
TCW Galileo Japanese Equities Fund                Long-term capital appreciation   Invests in equity securities issued by
                                                                                   Japanese companies.
TCW Galileo Select International Equities Fund    Long-term capital appreciation   Invests principally in equity securities of non-
                                                                                   U.S. companies in both developed and emerging
                                                                                   market countries around the world.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Fund will do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

 .  MARKET RISK

   There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .  SECURITIES SELECTION RISK

   There is the possibility that the specific securities held in the Funds' portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .  FOREIGN INVESTING RISK

   There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it invests primarily in the assets of foreign governments or companies. Because each Fund (except the Japanese Equities Fund) invests in securities of emerging market countries, the risk factors listed above are more likely to occur. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Galileo International Funds hold various foreign currencies, the value of the net assets of these Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.

Each Fund may also be subject (in varying degrees) to the following risks:

 .  LIQUIDITY RISK

   There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund is subject to liquidity risk because foreign securities may be less liquid than U.S. securities.

 .  PRICE VOLATILITY

   There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. Each Fund (except the Emerging Markets Income Fund) is subject to this risk. In addition, the Emerging Markets Income Fund is subject to price volatility because it invests in low rated emerging market debt.

Because the Galileo International Funds are non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, they may invest more than 5% of its total assets in the securities of any one issuer. Consequently, their exposure to credit and market risks associated with that issuer is increased.

A more detailed explanation of risks is presented under the "Risk
Considerations" section at page 24.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The two tables below show each Fund's annual returns and its long-term performance with respect to its Class I shares. The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. Except for the European Equities Fund, the performance information includes the performance of each Fund's predecessor limited partnership, which were managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnerships were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnerships had been registered under the 1940 Act their performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of the future.

                         Year by year total return (%)
                         as of December 31 each year*

                    TCW Galileo Asia Pacific Equities Fund



                  -22.40%    6.90%   20.40%   -35.35%   -2.19%  114.95%  -30.59%

                   1994      1995     1996      1997     1998    1999      2000


*The Fund's
total return for
the period
October 31,
2000 to
December 31,
2000 is-0.66%


                  TCW Galileo Emerging Markets Equities Fund


                  -22.90%   -8.90%   16.40%    0.15%   -33.60%   88.23%  -31.93%
                   1994      1995     1996     1997     1998     1999      2000


*The Fund's
total return for
the  period
October 31,
2000 to
December 31,
2000 is -3.70%

                   TCW Galileo Emerging Markets Income Fund



                    10.42%     -23.71%    31.86%     10.36%

                     1997       1998       1999       2000


*The Fund's total
return for the
period October
31, 2000 to
December 31,
2000 is 3.00%

                      TCW Galileo European Equities Fund


                          25.45%    34.09%    -13.77%
                           1998     1999       2000



*The Fund's total return for the period October 31, 2000 to December 31, 2000 is -0.84%


                      TCW Galileo Japanese Equities Fund


                   -15.13%  -45.28%  31.30%  96.26%  -25.74%

                    1996     1997    1998    1999     2000


*The Fund's total
return for the
period October
31, 2000 to
December 31,
2000 is -9.93%

                TCW Galileo Select International Equities Fund



      3.70%   4.90%   5.15%   -0.80%   20.85%   46.39%   -17.04%

      1994    1995     1996    1997     1998     1999      2000


*The Fund's
total return
for the period
October 31,
2000 to
December 31,
2000 is
-3.48%


Best and worst quarterly performance during this period



    Fund                                            Performance
 .Asia Pacific Equities Fund
   Quarter ending December 31, 1999               46.17% (Best)
   Quarter ending December 31, 1997              -31.29% (Worst)
 .Emerging Markets Equities Fund
   Quarter ending December 31, 1999               39.09% (Best)
   Quarter ending September 30, 1998             -24.90% (Worst)
 .Emerging Markets Income Fund
   Quarter ending December 31, 1998               18.60% (Best)
   Quarter ending September 30, 1998             -32.60% (Worst)
 .European Equities Fund
   Quarter ending December 31, 1999               32.91% (Best)
   Quarter ending September 30, 1998             -16.22% (Worst)
 .Japanese Equities Fund
   Quarter ending December 31, 1998               27.90% (Best)
   Quarter ending December 31, 1997              -28.53% (Worst)
 .Select International Equities Fund
   Quarter ending December 31, 1999               29.72% (Best)
   Quarter ending September 30, 1998             -14.85% (Worst)

 Average annual total return as of                                     Since
December 31, 2000                               1 year     5 years   inception
 .Asia Pacific Equities Fund                      -30.59%     2.58%         8.09%
  MSCI Total Return Far East Free (Ex Japan)     -36.80%    -9.59%         0.11%
 .Emerging Markets Equities Fund                  -31.93%    -0.16%         1.58%
  MSCI Emerging Markets
  Equity Index                                   -30.61%    -4.17%         1.49%
 .Emerging Markets Income Fund                     10.36%      N/A          6.90%
  J.P. Morgan Emerging Markets Bond
  Index Plus                                      15.69%      N/A         10.69%
 .European Equities Fund                          -13.77%      N/A         13.13%
  MSCI Europe 15 Index                            -8.13%      N/A         12.44%
 .Japanese Equities Fund                          -25.74%      N/A         -2.48%
  MSCI Japan                                     -28.06%      N/A         -4.32%
 .Select International Equities Fund              -17.04%     8.89%         8.52%
  MSCI EAFE Index                                -13.95%     7.43%         9.07%

Fund Expenses

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees. However, the Asia Pacific Equities, European Equities and Japanese Equities Funds have a 1.00% short-term redemption/exchange fee on shares owned less than 90 days.

FEE TABLE

                                     Asia     Emerging    Emerging                               Select
                                   Pacific    Markets      Markets    European    Japanese    International
                                   Equities   Emuities     Income     Equities    Equities      Equities
Shareholder Transaction
   Fees

1) Redemption Fees.............       1.00%     None        None        1.00%       1.00%           None
2) Exchange Fees...............       1.00%     None        None        1.00%       1.00%           None
3) Contingent Deferred Sales
   Load........................       None      None        None        None        None            None
4) Maximum Sales Charge (Load)
   on Reinvested Dividends.....       None      None        None        None        None            None
5) Sales Charges (Load) on            None      None        None        None        None            None
   Purchases...................

Annual Fund Operating
   Expenses

                                      1.00%     1.00%       0.75%       0.75%       0.75%           0.75%
   Management Fees.............
   Distribution (12b-1) Fees...       None      None        None        None        None            None
   Other Expenses..............       0.94%     0.47%       0.24%       0.37%       0.41%           0.25%
   Total Annual Fund Operating
   Expenses....................       1.94%/1/  1.47%       0.99%       1.12%       1.16%           1.00%



----------------
/1/The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 1.80% of Net Assets through October 31, 2000.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                 1 Year   3 Years    5 Years    10 Years
Asia Pacific Equities.........      $197      $609     $1,047      $ 2,264
Emerging Markets Equities.....       365       465        803        1,757
Emerging Markets Income.......       101       315        547        1,213
European Equities.............       114       356        617        1,363
Japanese Equities.............       118       368        638        1,409
Select........................
International Equities........       102       318        552        1,225

TCW Galileo Asia Pacific Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies in the Asia Pacific Region ("Asia-Pacific Countries"), except Australia, Japan and New Zealand. At least 65% of the value of the Fund's total assets will be invested (except when maintaining a temporary defensive position) in equity securities of Asian Pacific Companies, or securities convertible into such equity securities.


Concepts to understand
-----------------------

Asia Pacific Company (i) is organized under the laws of an Asia-Pacific Country or has a principal office in Asia; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Asia-Pacific Countries or has at least 50% of its assets situated in Asia-Pacific Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Asia-Pacific country.

            The Fund will generally invest its portfolio securities among at least three Asia-Pacific Countries.

            In managing the Fund's investments, the Adviser utilizes an investment process that incorporates both a "top-down" and "bottom-up" analysis of the Asia-Pacific Countries. The "top-down" analysis focuses on an evaluation of the global environment. The Adviser then complements its "top-down" analysis with a "bottom-up" analysis. The Adviser uses "bottom-up" analysis to determine country allocation based on estimated earnings. The key factors that may be used by the Adviser in assessing the potential for an expansion (rerating) or contraction (derating) of a stock market's earnings multiple are:

            .  liquidity

            .  historical valuations

            .  the sustainability of economic growth and political environment

            The Adviser then performs an industry analysis and screens companies based on certain quantitative analyses.

The Fund may invest some assets in foreign currency futures, forward contracts, options and futures. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

            Mijung Kang and Saker A. Nusseibeh are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk" and "price volatility." Because the Fund invests almost all of its assets in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

TCW Galileo Emerging Markets Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of companies in Emerging Market Countries.

The Fund will generally invest its assets among at least five Emerging Market Countries. At least 65% of the value of its total assets will be invested (except when maintaining a temporary defensive position) in Emerging Market Company equity-related securities.


Concepts to understand
----------------------

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the "World Bank"), as well as Hong Kong, Israel and Singapore.

Emerging Market Company: (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.


            In managing the Fund's investments, the Adviser utilizes both a "top-down view" and a "bottom-up analysis". In allocating investments among Emerging Market Counties, the Adviser attempts to integrate an assessment of how the global environment affects a particular country, with an analysis of internal political, market and economic factors. The country economic variables can include such factors as:

            .  level of economic activity or GDP growth

            .  level and direction of local inflation

            .  level and direction of interest rates

            .  monetary policy and money supply growth

            .  current account balances and financing requirements

            .  the pace and degree of privatization

            Based on these analyses, the Adviser estimates the overall earnings growth rate (in local currency and in U.S. dollars) of the corporate sector within each country. Market valuation levels are examined and compared with historical levels and the levels of other Emerging Market Countries that have gone through similar stages of economic development. These analyses and estimates form the basis for a calculation of the expected return for each market, which is a key element of country allocation. The next step in the investment decision process is industry analysis within sectors, which includes assessing the effects of such developments as privatization programs, infrastructure investments, consumer trends and government regulation on particular industry sectors. The Adviser attempts to identify the sectors that would benefit from structural changes. The Adviser also considers the possible impact of short-term cyclical factors, such as business and political cycles, on particular industries. These analyses produce industry weightings for each market.

In selecting Emerging Market Companies for investment, the Adviser can take into account a variety of factors, such as price/earnings ratio, earnings growth, quality of management, availability of new products and markets, current and historical stock prices, sales growth and country factors affecting particular companies.

The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

            Saker A. Nusseibeh and Michael P. Reilly are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk,"
"liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities.

Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

TCW Galileo Emerging Markets Income Fund

Investment Objectives/Approach

The Fund seeks high total return from current income and capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries. The debt securities in which the Fund may invest may consist of securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody's. Debt securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." The Fund will generally invest in at least four Emerging Market Countries.


Concepts to understand
----------------------

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the "World Bank") as well as Hong Kong, Israel and Singapore.

Emerging Market Company (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

            In allocating investments among the various Emerging Market Countries, the Adviser attempts to analyze internal political, market and economic factors. The factors include:

            .  public finances

            .  monetary policy

            .  external accounts

            .  financial markets

            .  foreign investment regulations

            .  stability of exchange rate policy and labor conditions

            The Fund may invest up to 20% of its total assets in structured investments that may be either subordinated or unsubordinated, and in indexed debt securities.

The Fund may invest some assets in options swaps, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

            Javier Baz and Nathan B. Sandler are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," "credit risk," "interest rate risk," and "price volatility." Because the Fund invests in securities issued by foreign governments or companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include: . a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities and foreign securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality or U.S. securities. Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in securities that are below investment grade and have no minimum credit rating. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall when interest rates rise. Changes in interest rates may have a significant effect on the Fund, because it may hold securities with long terms to maturity and may use hedging techniques. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. issuers.

TCW Galileo European Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in the securities of European issuers. The Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by European companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities. The Fund generally invests in companies based in at least three European Countries.

The Fund seeks to invest in companies with prospective earnings growth higher than the market average.


Concepts to understand
----------------------

European Company (i) is organized under the laws of a European country or has a principal office in Europe; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in European countries or has at least 50% of its assets situated in Europe; or
(iii) its equity securities are traded principally on a stock exchange or over-the-counter in a European country.

            In managing the Fund's investments, the Adviser seeks to emphasize companies which are moving towards the North American concept of shareholder value.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may have tax consequences, such as increased realized gains, for investors.

            James M. Burns and Saker A. Nusseibeh are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk,"
"liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund is also subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

TCW Galileo Japanese Equities Fund

Investment Objectives/approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by Japanese Companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities.

Concepts to understand
----------------------

Japanese Companies (i) are organized under the laws of Japan or have a principal office in Japan; or (ii) derive 50% or more of their gross revenues or profits from goods produced or sold, investments made, or services performed in Japan or have at least 50% of their assets situated in Japan; or (iii) have their equity securities traded principally on a stock exchange or over-the-counter market in Japan.

            The Fund may invest up to 25% of the value of its total assets in equity securities of Japanese Companies traded on the second sections of the main Japanese exchanges and in the over-the-counter market which generally are smaller companies. The Fund will invest in companies that the Adviser believes:

            .  have potential for good medium term earnings growth

            .  are undervalued within the Japanese equities market

            The Adviser will seek companies that have at least some of the following characteristics:

            .  strong balance sheets

            .  strong management team

            .  high quality assets

            .  large market share

            The Fund also may invest up to 35% of its total assets in debt securities of issuers located in Japan or issued or guaranteed by the Japanese government.

The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. It may also sell short securities. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

            Jeffrey M. Atherton and Stephen J. Harker are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "single country risk," "liquidity risk," "price volatility" and "credit risk." Because the Fund invests in securities issued by foreign governments or companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. In addition, because the Fund may invest in the securities of small-sized companies, these securities may be less liquid than the securities of large-sized companies. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of large U.S. companies. The Fund is subject to "single country" risk. As a "single country" mutual fund, the Fund may exhibit certain speculative characteristics and thus should not constitute a complete investment program. The concentration of the Fund's assets in Japanese issuers will subject the Fund to the risks of adverse social, political or economic events which occur in Japan. Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may be subject to substantial credit risk because it may invest in securities that are below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds.

TCW Galileo Select International Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue its goal, the Fund will invest (except when maintaining a temporary defensive position) at least 65% of its assets in equity securities outside the United States in both developed and emerging market countries. The Fund's assets will be allocated among developed and emerging market countries in accordance with the Adviser's judgement as to where the best investment opportunities exist. However, the Adviser will normally invest in at least three countries outside the United States.

Concepts to understand
----------------------

Capital appreciation is an investment objective of having the goal of selecting securities with the potential to rise in price rather than payout income.

In allocating investments among countries, the Adviser attempts to integrate an assessment of how the global environment effects a particular country, with an analysis of internal political, market and economic factors. The Adviser examines economic variables such as: level of economic activity or GDP growth, level and direction of local inflation, monetary policy and monely supply growth and the pace and degree of privatization.

The Fund invests in a portfolio generally no more than 40 issuers. In analyzing a particular company, the Adviser lookers for one or more of the following characteristics in relation the price of the company's stock: prospects for above average earnings growth; return on invest capital; sound balance sheet and overall financial strength; strong competitive advantages; effective research, product development and marketing; efficient service; pricing flexibility; strength of management and generall operating characteristics that will enable the company to compete successfully in the marketplace.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio trading which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

            Saker A. Nusseibeh and Michael P. Reilly are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting the Fund are "foreign investing risk," "liquidity risk" and "price volatility,". Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including the lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

General Investment Risk
-----------------------

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up.


            Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the long term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

            The Adviser may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.


Foreign Investing
-----------------


            Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

            As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S. Foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

            Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Galileo International Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

With respect to the Emerging Markets Equities, Emerging Markets Income and Select International Equities Funds, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries is not highly developed, and, in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Funds may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regard to forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Select International Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.


Risks Associated With
Emerging Market Countries
-------------------------



            Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

            Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

            The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

            In addition, emerging market countries' exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other Funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income and Select International Equities Funds invest and adversely affect the value of a Fund's assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk". These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.


Fixed Income Securities
-----------------------

Fixed income securities are subject to two primary types of risk: credit risk and interest rate risk.

            "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.


            The Emerging Markets Income Fund may invest in debt instruments rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Each of the Galileo International Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes


Non-Diversified Status
-----------------------


            Because a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

            investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

Certain of the Funds will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 2000 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.


European Economic and Monetary Union

            Many European countries have adopted or are in the process of adopting a single European currency, referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by the Fund.

            Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take effect; (ii) if a participating country withdraws from EMU; or
            (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2000, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services had approximately $80 billion under management or committed to management.

Investment Sub-Adviser

TCW London International, Limited ("TCW London") (regulated by I.M.R.O.), Sub-Adviser to the Asia Pacific Equities, Emerging Markets Equities, European Equities, Japanese Equities and International Equities Funds, is headquartered at 16 Charles II Street, London, England SW1Y4QU.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:


  Portfolio Manager(s)           Business Experience During Last Five Years*

 Jeffrey M. Atherton      Vice President, TCW London International, Limited and
                          TCW Asset Management Company since February 2001.
                          Previously, Head of Japanese Funds at Equitable Life
                          Assuarance Society (London).
 Javier Baz               Managing Director and Chief Investment Officer-
                          International, the Adviser, TCW Asset Management
                          Company and Trust Company of the West.
 James M. Burns           Managing Director and Executive Vice President, TCW
                          London International Limited and Managing Director,
                          TCW Asset Management Company.
 Stephen J. Harker        Managing Director and Executive Vice President, TCW
                          London International, Limited and Managing Director,
                          TCW Asset Management Company.
 Mijung Kang              Vice President, TCW London International Limited since
                          October 2000. Vice President, TCW Asia Limited from
                          February 1998 to October 2000. Previously, Fund
                          Manager at Lloyd George Management (Hong Kong)
                          Limited.
 Saker A. Nusseibeh       Managing Director and Executive Vice President, TCW
                          London International, Limited and Managing Director,
                          TCW Asset Management Company since July 1996.
                          Previously Director of Mercury Asset Management
                          (London).
 Michael P. Reilly        Managing Director, the Adviser, TCW Asset Management
                          Company and Trust Company of the West.
 Nathan B. Sandler        Managing Director, the Adviser, TCW Asset Management
                          Company and Trust Company of the West.

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

           Fund                    Annual Management Fee (As Percent of Average Net Asset Value)
 Asia Pacific Equities                                                                        1.00%
 Emerging Markets Equities                                                                    1.00%
 Emerging Markets Income                                                                      0.75%
 European Equities                                                                            0.75%
 Japanese Equities                                                                            0.75%
 Select International Equities                                                                0.75%


The Adviser has retained, at its sole expense, TCW London to provide investment advisory services with respect to the Asia Pacific Equities Emerging Markets Equities, European Equities, Japanese Equities and Select International Equities Funds. Under the Sub-Advisory Agreement the Sub-Adviser assists the Adviser in performing its advisory functions in respect of the Funds.

The Advisory and Sub-Advisory Agreements provide that the Adviser and Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Class I shares and Class N shares. Shares of each class of a Fund represents an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's transfer agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent generally prior to 8:00 a.m. Eastern time on the next day. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board.

Minimums

                                          Initial        Additional
All International Funds                  $ 250,000         $25,000

TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. However, the Asia Pacific Equities, European Equities and Japanese Equities Funds have a 1.00% short-term redemption fee on shares owned less than 90 days. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.


Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

 .  amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call
(800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. The Asia Pacific Equities, European Equities and Japanese Equities Funds have a 1.00% short-term exchange fee on shares owned less than 90 days. You must meet the investment minimum of the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investors election through a registered broker-dealer other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

For any International Fund, if your account falls below $250,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.


Large Redemption Amounts
------------------------

Each Fund also reserves the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

            Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except for 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

            . refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

            . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

            . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

                 TO OPEN AN ACCOUNT                                    TO ADD TO AN ACCOUNT
In Writing
Complete the New Account Form. Mail your
New Account Form and a check made payable
to TCW Galileo ____ Fund to:
                  Via Regular Mail
TCW Galileo Funds, Inc.                              (Same, except that you should include a note specifying
PFPC Inc.                                            the Fund name, your account number, and the name(s)
P.O. Box 8909                                        your account is registered in.)
Wilmington, DE  19899-8909

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809

By Telephone
Please contact the Investor Relations Department at
(800) FUND TCW (386-3829) for a New Account Form.

Wire: Have your bank send your investment to:        (Same)

PNC Bank
ABA No. 031-0000-53
Account No. 86-1282-4023
FBO TCW Galileo _____ Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange
Call the Transfer Agent at (800) 248-4486 or the Investor Relations Department at
(800) FUND TCW (386-3829).
The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW (386-3829) or your investment representative at TCW Galileo
Funds.

                   TO SELL OR EXCHANGE SHARES

 By Mail
 Write a letter of instruction that includes:
 .  your name(s) and signature(s) as on the account form
 .  your account number
 .  the Fund name
 .  the dollar amount you want to sell or exchange
 .  how and where to send the proceeds

 Obtain a signature guarantee or other documentation, if required (see "Account Policies--Selling Shares").

 Mail your letter of instruction to:

 Via Regular Mail
 TCW Galileo Funds, Inc.
 PFPC Inc.
 P.O. Box 8909
 Wilmington, DE 19899-8909

 Via Express, Registered or Certified Mail
 TCW Galileo Funds, Inc.
 c/o PFPC Inc.
 400 Bellevue Parkway, Suite 108
 Wilmington, DE 19809

 By Telephone

 Be sure the Fund has your bank account information on file.
 Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

 Telephone redemption requests must be for a minimum of $1,000.

 Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

 Be sure to maintain an account balance of $25,000 or more.
 Systematic Withdrawal plans are subject to a minimum annual
 Withdrawal of $500.

                                                                      To reach the Transfer Agent, PFPC Inc. call toll free in the
                                                                      U.S.

                                                                      (800) 248-4486
                                                                      Outside the U.S.
                                                                      (302)791-3535 (collect)

                                                                      To reach your investment representative or the Investor
                                                                      Relations Department at TCW Galileo Funds, call toll free in the U.S.

                                                                      (800) 386-3829


Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Emerging Markets Income Fund will be declared and paid monthly. Dividends from the net investment income of each other Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Asia Pacific Equities Fund

                                                                            Year Ended October 31
                                                           -------------------------------------------------------
                                                                2000        1999       1998       1997       1996
 Per-Share Data ($)
 Net asset value, beginning of year                        $    8.37     $  5.09     $   7.37  $  9.61    $  8.67
                                                          ------------------------------------------------------
 Investment operations:
 Investment income (loss)--net                                 (0.06)      (0.02)        0.02    (0.01)      0.06
 Net realized and unrealized gain (loss) on investments
 and foreign currency                                          (0.15)       3.30        (1.04)   (2.10)      0.93
                                                          -------------------------------------------------------
 Total from investment operations                              (0.21)       3.28        (1.02)   (2.11)      0.99
                                                          -------------------------------------------------------
 Distributions:
 Dividends from net investment income                             --          --           --    (0.08)     (0.05)
 Dividends in excess of net investment income                     --          --           --    (0.05)        --
 Dividends from net realized gains on investments                 --          --        (1.26)      --         --
                                                         --------------------------------------------------------
 Total Distributions                                              --          --        (1.26)   (0.13)     (0.05)
                                                          -------------------------------------------------------
 Net asset value, end of year                              $    8.16     $  8.37     $   5.09     7.37    $  9.61


 Total return                                                  (2.51)%     64.44%      (14.80)% (22.40)%    11.36%


 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                     $  12,858     $22,070     $  8,482   21,327    $48,266
 Ratio of expenses to average net assets                        1.80%/1/    2.03%/1/     2.48%    1.49%      1.43%
 Ratio of net income (loss) to average net assets              (0.56)%     (0.34)%       0.36%   (0.02)%     0.66%
 Portfolio turnover rate                                       79.17%     119.72%      190.33%   81.92%     84.81%

/1/The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Analytical Services, Inc. for the Fund's investment objective which is subject to change on a monthly basis, through October 31, 2000. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 1.94% and 2.05% for the years ended October 31, 2000 and 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Emerging Markets Equities Fund

                                                                          Year Ended October 31
                                                         ---------------------------------------------------------
                                                              2000        1999       1998      1997         1996
 Per-Share Data ($)
 Net asset value, beginning of year                        $  7.87   $    5.57     $   8.32    $  8.18     $  7.19
                                                         --------------------------------------------------------
 Investment operations:
 Investment income (loss)--net                                0.01       (0.02)        0.09       0.03        0.07
 Net realized and unrealized gain (loss) on investments
 and foreign currency                                        (0.27)       2.32        (2.83)      0.22        0.94
                                                         ---------------------------------------------------------
 Total from investment operations                            (0.26)       2.30        (2.74)      0.25        1.01
                                                         ---------------------------------------------------------
 Distributions:
 Dividends from net investment income                           --          --        (0.01)     (0.11)      (0.02)
                                                         ---------------------------------------------------------
 Total Distributions                                            --          --        (0.01)     (0.11)      (0.02)
 Net asset value, end of period                            $  7.61   $    7.87     $   5.57    $  8.32        8.18

 Total return                                               (3.30)%      41.29%      (32.97)%     2.82%      14.14%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                     $35,406   $  26,591     $ 18,763    $47,726     $57,639
 Ratio of expenses to average net assets                      1.47%       2.02%/1/   1.70%        1.50%       1.41%
 Ratio of net income to average net assets                    0.08%      (0.24)%     1.15%        0.36%       0.82%
 Portfolio turnover rate                                     84.76%     152.93%    102.28%       79.80%      83.76%

/1/The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Analytical Services, Inc. for the Fund's investment objective, which is subject to change on a monthly basis, through December 31, 1999. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 2.50% for the year ended October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Emerging Markets Income Fund




                                                                                                       June 3, 1998
                                                                                                       Commencement
                                                                                                      Of Operations)
                                                                             Year Ended                  through
                                                                              October 31              October 31, 1998
                                                                             -----------              ----------------
                                                                                2000           1999
                                                                               ------         ------
 Per-Share Data ($)
 Net asset value, beginning of period                                         $   7.84       $  6.58         $   10.00
                                                                             -----------------------------------------
 Investment operations:
 Investment income--net                                                           0.85          0.84              0.37
 Net realized and unrealized gain (loss) on investments and foreign currency      0.30          1.25             (3.41)
                                                                            ------------------------------------------
 Total from investment operations                                                 1.15          2.09             (3.04)
                                                                            ------------------------------------------
 Distributions:
 Dividends from net investment income                                            (0.84)        (0.83)            (0.37)
 Dividends in excess of net investment income                                       --            --             (0.01)
                                                                            ------------------------------------------
 Total Distributions                                                             (0.84)        (0.83)            (0.38)
 Net asset value, end of period                                               $   8.15       $  7.84         $    6.58
 Total return                                                                    15.12%        33.31%           (30.67)%/1/

Ratios/Supplemental Data:
   Net assets, end of period ($ x 1,000)                                      $110,961       $81,113         $  30,090
 Ratio of expenses to average net assets                                         0.99%          1.01%             1.53%/2/
 Ratio of net income to average net assets                                      10.22%         11.37%            11.90%/2/
 Portfolio turnover rate                                                       109.20%        113.00%            68.46%/1/

                                                                           /1/For the period June 3, 1998 (commencement of
                                                                               operations) through October 31, 1998 and not
                                                                               indicative of a full year's operating results.
                                                                                                              /2/Annualized

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo European Equities Fund

                                                                                                   November 3, 1997
                                                                                                     Commencement
                                                                                                    Of Operations)
                                                                                Year Ended             through
                                                                                October 31         October 31, 1998
                                                                                ----------         ----------------
                                                                                    2000            1999
                                                                                 -------           -------
 Per-Share Data ($)
 Net asset value, beginning of period                                            $ 13.11          $ 11.70     $  10.00
                                                                                 -------          -------     --------
 Investment operations:
 Investment income--net                                                            (0.01)            0.07         0.06
 Net realized and unrealized gain (loss) on investments and foreign currency        1.44             1.65         1.64
                                                                                 -------          -------     --------
 Total from investment operations                                                   1.43             1.72         1.70
                                                                                 -------          -------     --------
 Distributions:
 Distribution from net investment income                                           (0.05)           (0.03)          --
 Distribution from net realized gains                                              (0.55)           (0.28)          --
                                                                                 -------          -------     --------
 Total Distributions                                                               (0.60)           (0.31)          --
                                                                                 -------          -------     --------
 Net asset value, end of period                                                  $ 13.94          $ 13.11     $  11.70

 Total return                                                                      10.82%           15.16%       17.00%/1/

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                                           $65,054          $95,489     $ 63,994
 Ratio of expenses to average net assets                                            1.12%            1.01%        1.06%/2/
 Ratio of net income to average net assets                                         (0.09)%           0.58%        0.52%/2/
 Portfolio turnover rate                                                           96.40%           95.21%       72.05%/1/

/1/For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Japanese Equities Fund

                                                                                                        November 3, 1997
                                                                                                          Commencement
                                                                                                         Of Operations)
                                                                                       Year-Ended            through
                                                                                       October 31        October 31, 1998
                                                                                       ----------        ----------------
                                                                                     2000       1999
                                                                                  -------    -------
Per-Share Data ($)
Net asset value, beginning of period                                             $ 15.28     $  8.43        $   10.00
                                                                                 -------     -------        ---------
Investment operations:
 Investment income (loss)--net                                                     (0.10)      (0.02)           (0.04)
 Net realized and unrealized gain (loss) on investments and foreign currency        0.29        6.87            (1.46)
                                                                                 -------     -------        ---------
 Total from investment operations                                                   0.19        6.85            (1.50)
                                                                                 -------     -------        ---------
 Distributions:
 Dividends from net investment income                                              (0.05)         --            (0.07)
Distributions from net realized gain                                               (2.03)
                                                                                 -------     -------        ---------
Total Distributions                                                                (2.08)         --            (0.07)
                                                                                 -------     -------        ---------
Net asset value, end of period                                                   $ 13.39     $ 15.28        $    8.43


Total return                                                                        0.39%     81.26%           (14.88)%/1/


Ratios/Supplemental Data:
Net assets, end of period ($ x 1,000)                                            $41,173    $76,975         $  28,648
Ratio of expenses to average net assets                                             1.16%      1.04%             1.20%/2,3/
Ratio of net income to average net assets                                          (0.62)%    (0.17)%           (0.48)%/2/
Portfolio turnover rate                                                           167.56%    149.76%           178.53%/1/

/1/ For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/ Annualized.

/3/ The Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit ordinary operating expenses of the Fund to 1.20% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses for the period November 3, 1997 (commencement of operations) through October 31, 1998 would have been 1.51% of average net assets.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Select International Equities Fund
(formerly TCW Galileo International Equities Fund)

                                                                                          November 3, 1997
                                                                                            Commencement
                                                                                           Of Operations)
                                                                        Year Ended             through
                                                                        October 31         October 31, 1998
                                                                        ----------         ----------------
                                                                      2000        1999
                                                                   -------    --------
Per-Share Data ($)
Net asset value, beginning of period                               $ 13.67    $  10.75        $   10.00
                                                                   -------    --------        ---------
Investment operations:
 Investment income--net                                               1.93        0.21             0.05
 Net realized and unrealized gain (loss) on investments              (0.80)       2.73             0.70
                                                                   -------    --------        ---------
 Total from investment operations                                     1.13        2.94             0.75
                                                                   -------    --------        ---------
 Less Distributions:
 Distributions from Net Investment Income                               --       (0.02)              --
Distributions from Net Realized Gain                                 (0.55)         --               --
                                                                   -------    --------        ---------
 Total Distributions                                                 (0.55)      (0.02)              --
Net asset value, end of period                                     $ 14.25    $  13.67        $   10.75

 Total return (%)                                                     8.07%      27.39%            7.50%/1/


 Ratios/Supplemental Data
 Net assets, end of period ($ x 1,000)                             $46,909    $112,336       $   74,853
 Ratio of expenses to average net assets                              0.25%       0.18%            0.17%/2/
 Ratio of net income to average net assets                           12.28%       1.70%            0.50%/2/
 Portfolio turnover rate                                             36.08%      27.78%           21.12%/1/


/1/ For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/ Annualized.

For More Information


For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
PFPC, Inc.
P.O. Box 8909
Wilmington, DE  19899-8909

On the Internet:

TCW GALILEO FUNDS, INC.
http://www.tcwgroup.com

You may visit the SEC's website at http://www.sec.gov. to view text-only versions of Fund documents filed with the SEC. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by electronic request at the following e-mail address: www.public info@sec.gov.

                    TCW Galileo Funds, Inc.

                    SEC file number: 811-7170

                    More information on the Fund is available free upon request, including the following:

                    Annual / Semi-Annual Report

                    Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

                    Statement of Additional Information (SAI)

                    Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.